MET INVESTORS SERIES TRUST

SUPPLEMENT DATED AUGUST 26, 2013

TO THE

SUMMARY PROSPECTUS DATED APRIL 29, 2013

LORD ABBETT MID CAP VALUE PORTFOLIO

The Board of Trustees of Met Investors Series Trust (the “Trust”) has approved a change of subadviser for the Lord Abbett Mid Cap Value Portfolio (the “Portfolio”) from Lord, Abbett & Co. LLC (“Lord Abbett”) to Invesco Advisers, Inc. (“Invesco”) to be effective October 1, 2013, pursuant to a new subadvisory agreement between the Trust’s investment adviser, MetLife Advisers, LLC, and Invesco. Effective October 1, 2013, the name of the Portfolio will change to Invesco Mid Cap Value Portfolio, and, unless noted otherwise below, all references to the former name of the Portfolio contained in the Summary Prospectus will change to the Portfolio’s new name and references in the Portfolio’s Summary Prospectus to Lord Abbett will change to Invesco. The Insurance Companies (as defined in the Prospectus) may temporarily continue to refer to Lord Abbett and to the Portfolio by its original name in their forms and communications until such documents can be revised.

In connection with the changes described above, the following changes to the Portfolio’s Summary Prospectus are effective October 1, 2013:

The disclosure in the section entitled “Investment Objective” is deleted in its entirety and replaced with the following:

High total return by investing in equity securities of mid-sized companies.

The Annual Portfolio Operating Expenses table in the section entitled “Fees and Expenses of the Portfolio” is deleted in its entirety and replaced with the following:

	Class A	Class B	Class E
Management Fee	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	None	0.25%	0.15%
Other Expenses	0.04%	0.04%	0.04%
Acquired Fund Fees and Expenses	0.06%	0.06%	0.06%

Total Annual Portfolio Operating Expenses	0.75%	1.00%	0.90%
Fee Waiver*	(0.02%)	(0.02%)	(0.02%)

Net Operating Expenses	0.73%	0.98%	0.88%

*	Restated to reflect that, provided the Portfolio’s daily net assets are between $750 million and $1.4 billion, MetLife Advisers LLC has contractually agreed, for the period October 1, 2013 through April 30, 2015, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.625% of the first $1.4 billion of the Portfolio’s average daily net assets and 0.600% of such assets over $1.4 billion. This arrangement may be modified or discontinued prior to April 30, 2015, only with the approval of the Board of Trustees of the Portfolio.

The disclosure in the section entitled “Example” is deleted in its entirety and replaced with the following:

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that all fee waivers for the Portfolio remain in effect through April 30, 2015. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$75	$239	$416	$931
Class B	$100	$318	$553	$1,227
Class E	$90	$286	$498	$1,110

The disclosure in the section entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

Invesco Advisers, Inc. (“Invesco”), subadviser to the Portfolio, invests, under normal market conditions, at least 80% of the Portfolio’s net assets in equity securities of mid-sized companies. Invesco seeks attractively valued companies experiencing a change that could have a positive impact on a company’s outlook. Invesco emphasizes a value style of investing, seeking securities of companies that it believes are undervalued. Invesco will consider selling a security if it reaches Invesco’s estimate of fair value or if a more attractive investment opportunity is identified.

The Portfolio considers a company to be a mid-sized company if it has a market capitalization, at the time of purchase, that falls within the market capitalization range of companies in the Russell Midcap® Index. As of December 31, 2012, the market capitalizations of companies in the Russell Midcap® Index ranged from $312.72 million to $24.98 billion. The Portfolio invests in equity securities, which are common stocks and preferred stocks, convertible securities, and equity-linked securities to purchase common stocks and other equity interests, such as partnership and trust interests.

The Portfolio may invest up to 20% of its total assets in securities of foreign issuers and may invest up to 20% of its total assets in real estate investment trusts (“REITs”).

The Portfolio can also utilize derivative instruments, including forward foreign currency contracts, futures contracts and options. The Portfolio can utilize forward foreign currency contracts to mitigate the risk of foreign currency exposure. The Portfolio will use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. The Portfolio can invest in futures contracts, including index futures, to seek exposure to certain asset classes. The Portfolio can also invest in options to mitigate risk.

The following disclosure is added in the section entitled “Principal Risks” after the final paragraph:

Derivatives Risk. The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Derivative transactions may create investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it may not be advantageous to do so.

The disclosure in the first paragraph in the section entitled “Past Performance” is deleted in its entirety and replaced with the following:

The information below shows the volatility of the Portfolio’s returns from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. Effective October 1, 2013, Invesco became the subadviser to the Portfolio. Investment performance prior to that date is attributable to the Portfolio’s former investment subadvisers. As with all mutual funds, past returns are not a prediction of future returns.

The disclosure regarding the Portfolio’s subadviser and portfolio managers in the section entitled “Management” is deleted in its entirety and replaced with the following:

Subadviser. Invesco Advisers, Inc. (the “Subadviser”) is the subadviser to the Portfolio.

Portfolio Managers. Thomas R. Copper (co-lead manager), Portfolio Manager, John Mazanec (co-lead manager), Portfolio Manager, and Sergio Marcheli, Portfolio Manager, have managed the Portfolio since October 2013.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS FOR FUTURE REFERENCE

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